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                                                                    Exhibit 99.3

                 HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.
            HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.
                       C/O 555 MADISON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10022

                                 March 25, 2007

APN Holding Company, Inc.
c/o 555 Madison Avenue, 16th Floor
New York, New York 10022

Ladies and Gentlemen:

          Reference is made to that certain Agreement and Plan of Merger, dated as of February 7, 2007 (as amended from time to time, the "Merger Agreement"), by and among Salton, Inc., a Delaware corporation ("Parent"), SFP Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent ("MergerSub"), and APN Holding Company, Inc., a Delaware corporation ("APN Holdco"), pursuant to which MergerSub shall merge with and into APN Holdco with APN Holdco as the surviving corporation (the "Merger"). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Merger Agreement.

          We understand that, in order to finance the Transactions, APN Holdco requires financing in an aggregate amount, which together with all cash available at APN Holdco, Parent and their respective Subsidiaries, is sufficient to (a) fully redeem the Strawberry Series A Preferred, including pay any prepayment penalty required to be paid to the holders of Strawberry Series A Preferred, (b) fully redeem the Strawberry Series C Preferred, including pay any prepayment penalty required to be paid to the holders of Strawberry Series C Preferred, (c) refinance in full all amounts outstanding under the Indebtedness listed on Section 6.14(a)(ii) of the Apple Disclosure Schedule and (d) pay all fees and expenses incurred in connection with the Transactions.

          We further understand that APN Holdco has received a debt commitment letter, dated March 23, 2007 (the "BA Debt Commitment Letter"), from Bank of America, N.A. and Banc of America Securities LLC (together "BA") and a debt commitment letter, dated March 23, 2007 (together with the BA Debt Commitment Letter, the "Debt Commitment Letters"), from Silver Point Finance, LLC (together with BA, the "Lenders"), each addressed to APN Holdco, that, subject to the terms and conditions therein, provide for up to $425 million of the financing.

          This letter agreement confirms the terms and conditions pursuant to which Harbinger Capital Partners Master Fund I, Ltd. (the "Master Fund") and Harbinger Capital Partners Special Situations Fund, L.P. (the "Special Fund" and together with the Master Fund, the "Purchasers") commit to purchase from Parent in connection with the Transactions shares of the Series D Preferred Stock (the "Preferred Stock") and Warrants (the "Warrants") of Parent, as

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more fully described in the term sheet attached hereto as Annex A (the "Term
Sheet"), which is incorporated by reference into this letter agreement.

          1. Purchase and Sale. The Preferred Stock and Warrants shall have the terms specified in the Term Sheet. Subject to the terms and conditions set forth in this letter agreement and in the Term Sheet, the Purchasers will purchase shares of Preferred Stock and Warrants for an aggregate purchase price of $100,000,000 (the "Aggregate Purchase Price"). The Purchasers will pay for the Preferred Stock and Warrants by exchanging a principal amount of Parent's 12 1/4% Senior Subordinated Notes due 2008 and/or Second Lien Notes (in each case at the applicable redemption or repurchase price required to be paid in connection with a change of control) plus any accrued and unpaid interest thereon through the Closing Date in an aggregate amount equal to the Aggregate Purchase Price.

          2. Definitive Agreements. As soon as reasonably practicable after your execution of this letter agreement, you and the Purchasers shall commence the good faith negotiation of definitive agreements relating to the issuance of the Preferred Stock and Warrants in accordance with the terms and conditions hereof. The definitive agreements will include the terms summarized in the Term Sheet and such other terms typical for financings of this type.

          3. Certain Conditions. The commitments of the Purchasers hereunder are subject, in the Purchasers' sole discretion, to the (a) satisfaction of the conditions set forth in Sections 7.1 and 7.3 of the Merger Agreement, (b) the concurrent funding of the financing committed by the Lenders (on terms and conditions set forth in the Debt Commitment Letters), (c) the execution of the definitive agreements referred to in Section 2 above and (d) the concurrent consummation of the Transactions in accordance with the terms of the Merger Agreement.

          4. Third Party Beneficiary. The Purchasers acknowledge that Parent has relied on this letter agreement and is an express third-party beneficiary hereof. This letter agreement is not intended to, and does not, confer upon any Person, other than Parent and APN Holdco, rights or remedies hereunder or in connection herewith.

          5. Limitations.

               (a) In no event shall the Purchasers' liability under this letter agreement exceed an amount equal to the Reverse Termination Fee (described in Section 8.3(b) of the Merger Agreement); provided, that, such Reverse Termination Fee may be paid and satisfied in full by the Purchasers delivering to Parent or APN Holdco a principal amount of Parent's 12 1/4% Senior Subordinated Notes due 2008 and/or Second Lien Notes in the aggregate equal to the Reverse Termination Fee (plus any accrued and unpaid interest thereon through the date of delivery). Notwithstanding anything to the contrary contained herein, the payment of the Reverse Termination Fee in accordance with this Section 5(a) shall constitute liquidated damages and in no event shall the Purchasers have any additional liability under this letter agreement beyond their obligation to pay the Reverse Termination Fee, except that nothing herein shall limit the liability of the Purchasers for any act of fraud or bad faith.


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               (b) Notwithstanding anything that may be expressed or implied in this letter agreement, it is expressly agreed and acknowledged that, no Person other than the Purchasers shall have any obligation hereunder and that, notwithstanding that the Master Fund is a company organized under the laws of the Cayman Islands and the Special Fund is a Delaware limited partnership, no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against any former, current or future director, officer, agent, employee, general or limited partner, manager, member, advisor, stockholder, affiliate or assignee of either Purchaser or any former, current or future director, officer, agent, employee, general or limited partner, manager, member, advisor, stockholder, affiliate or assignee of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any former, current or future director, officer, agent, employee, general or limited partner, manager, member, advisor, stockholder, affiliate or assignee of either Purchaser or any former, current or future director, officer, agent, employee, general or limited partner, manager, member, advisor, stockholder, affiliate or assignee of any of the foregoing, as such, for any obligations of the Purchasers under this letter agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of, or by reason of, such obligations or their creation.

          6. Assignment. Each of the Purchasers shall be entitled to assign all or a portion of its obligations hereunder to one or more of its Affiliates that agree to assume such Purchaser's obligations hereunder, provided that such Purchaser shall remain obligated to perform its obligations hereunder to the extent not performed by such Affiliate(s). This letter agreement shall not be assignable by APN Holdco without the Purchasers' prior written consent.

          7. Termination; Amendment.

               (a) If the purchase and sale of the Preferred Stock and Warrants contemplated hereby is not completed on or prior to the Outside Date, this letter agreement shall automatically terminate and be of no further force and effect, except that Sections 5, 8 and 9 of this letter agreement shall remain in full force and effect notwithstanding the termination of this letter agreement or the commitments and agreements of the Purchasers hereunder.

               (b) This letter agreement may not be terminated (except as otherwise provided in paragraph (a) of this Section 7), amended, and no provision waived or modified, except by an instrument in writing signed by the Purchasers and APN Holdco; provided that any termination, amendment, waiver or modification prior to the payment of the Merger Consideration shall require Parent's prior written consent.

          8. Governing Law; Waiver of Jury Trial. This letter agreement shall be governed and construed in accordance, with the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All actions arising out of or relating to this letter agreement shall be heard and determined exclusively in the state courts located in the State of Delaware. The parties hereto hereby (a) submit to the exclusive jurisdiction of the state courts located in the State of Delaware for the purpose of any action arising out of or relating to this letter agreement brought by any party hereto or between any of the parties hereto and the


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express third-party beneficiary hereof, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named court, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this letter agreement or the transactions contemplated hereby may not be enforced in or by the above-named court.

EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LETTER AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

          9. Entire Agreement; Effect. This letter agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior communications, written and oral, between the parties.

          10. Counterparts. This letter agreement may be executed in and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]


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     If the foregoing terms and conditions are acceptable to you, please so indicate by signing both of the enclosed copies of this letter agreement where indicated and returning one to the undersigned.

                                        Very truly yours,

                                        HARBINGER CAPITAL PARTNERS MASTER
                                        FUND I, LTD.

                                        By: Harbinger Capital Partners Offshore
                                            Manager, L.L.C.,
                                            as its investment manager


                                        By: /s/ Philip A. Falcone
                                            ------------------------------------
                                        Name: Philip A. Falcone
                                        Title: Senior Managing Director


                                        HARBINGER CAPITAL PARTNERS SPECIAL
                                        SITUATIONS FUND, L.P.

                                        By: Harbinger Capital Partners Special
                                            Situations GP, LLC,
                                            its general partner

                                        By: HMC - New York, Inc.,
                                            its managing member


                                        By: /s/ Philip A. Falcone
                                            ------------------------------------
                                        Name: Philip A. Falcone
                                        Title: Senior Managing Director


Accepted and agreed to on this __ day
of March, 2007:

APN HOLDING COMPANY, INC.


By: /s/ Philip A. Falcone
    ---------------------------------
Name: Philip A. Falcone
Title: Vice President and Senior
       Managing Director

                  [Signature Page to Equity Commitment Letter]

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                               PROJECT STRAWBERRY

                                   TERM SHEET

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
ISSUER:                 Salton, Inc., a Delaware corporation ("Parent")

PREFERRED STOCK:        $100,000,000 of Series D Preferred Stock of Parent (the
                        "Preferred Stock").

INVESTORS:              Harbinger Capital Partners Master Fund I, Ltd., a
                        company organized under the laws of the Cayman Islands and Harbinger Capital Partners Special Situations Fund,
                        L.P., a Delaware limited partnership (the "Investors").

MERGER: The Preferred Stock shall be issued to satisfy a portion of the financing required in connection with the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 7, 2007, among Parent, SFP Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent, and APN Holding Company, Inc., a Delaware corporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

DIVIDENDS:              The Preferred Stock shall be entitled to a 16%
                        cumulative dividend, payable in kind, that shall accrue and compound quarterly. No dividend shall be declared or paid on the common stock of Parent (the "Common Stock"), or any capital stock of Parent ranking junior to the Preferred Stock, unless and until all unpaid accrued or accumulated dividends (whether or not declared) have been paid in full in cash on the Preferred Stock.

RANK: The Preferred Stock shall, with respect to the distribution of assets and rights upon the liquidation, winding up or dissolution of the Parent (a "Liquidation"), a Sale Transaction (as hereinafter defined), redemption rights and all other rights and preferences rank (i) rank junior to all currently outstanding shares of preferred stock of Parent and (ii) senior to the shares of Common Stock of Parent and all classes of capital stock of the Parent hereafter created that do not expressly rank pari passu with or senior to the Preferred Stock (the "Junior Securities").

                        In the event of a Liquidation or Sale Transaction, each holder of shares of Preferred Stock shall receive, prior to any payment or distribution to the holders of Junior Securities, cash in an amount per share equal to the face amount of the Preferred Stock plus an amount equal to all unpaid accrued or accumulated dividends (whether or not declared) thereon to the date of such Liquidation or Sale Transaction.
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                                                                               7

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
                        A "Sale Transaction" is, whether in a single transaction or series of related transactions, (i) any merger, tender offer or other business combination in which the stockholders of Parent owning a majority of the voting securities of Parent prior to such transaction do not own a majority of the voting securities of the surviving person, (ii) a sale of all or substantially all of the assets of the Parent or (iii) the replacement of a majority of the board of directors of Parent.

VOTING RIGHTS:          The Preferred Stock shall vote as a separate class only
                        (x) to the extent required by law, (y) in connection with any amendments to or restatements of the terms of the Preferred Stock (including by way of merger) or (z) in connection with the issuance of any shares of capital stock or securities convertible into or exercisable for capital stock of the Parent ranking senior to or pari passu with the Preferred Stock. Any item on which the Preferred Stock votes as a separate class shall require the approval of the holders of a majority of the aggregate number of shares of Preferred Stock issued and outstanding.

MANDATORY REDEMPTION:   On the sixth anniversary of the Closing Date, Parent
                        shall be required to redeem each share of Preferred
                        Stock for an amount in cash equal to its face amount plus any unpaid accrued or accumulated dividends
                        (whether or not declared) as of the redemption date.

WARRANTS:               In connection with the sale of Preferred Stock, Parent
                        will issue detachable Warrants (the "Warrants") to purchase 21 million shares of Common Stock.

                        Each Warrant will entitle the holder to purchase Common Stock at an exercise price of $2.45 (which is equal to the volume-weighted average closing price of the Common Stock for the 10 consecutive trading days immediately ended on the business day immediately prior to the date hereof). The Warrants may be exercised on a cash or cashless basis.

                        The Warrants shall expire 10 years after the Closing
                        Date.

                        The number of shares of common stock issuable upon exercise of the Warrants will be adjusted based on a weighted average anti-dilution adjustment formula for below fair market value equity issuances. Mechanical adjustments will also be made to reflect any reclassifications, recapitalizations, stock splits or stock dividends with respect to the Common Stock or dividends or other distributions.

REGISTRATION RIGHTS:    The Preferred Stock, the Warrants and the Common Stock
                        issuable upon exercise of the Warrants shall be entitled to registration rights pursuant to the Registration
                        Rights Agreement to be entered into by the Investors and Parent at Closing.
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